                                              EXHIBIT 23(a), Page 1 of 1


                     CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Norfolk Southern Corporation:

We consent to incorporation by reference in Registration Statements
Nos. 33-52031, 333-40993, 333-54456, 333-71321 and 333-78939 on Form S-8
of Norfolk Southern Corporation of our report dated January 23, 2001, relating to the consolidated balance sheets of Norfolk Southern Corporation and subsidiaries as of December 31, 2000 and 1999, and the related consolidated statements of income, changes in stockholders' equity and cash flows, and the related consolidated financial statement schedule for each of the years in the three-year period ended
December 31, 2000, which report appears in the December 31, 2000, Annual Report on Form 10-K of Norfolk Southern Corporation.







/s/ KPMG LLP
KPMG LLP
Norfolk, Virginia

March 2, 2001

                                              EXHIBIT 23(b), Page 1 of 1


                   CONSENT OF INDEPENDENT ACCOUNTANTS




We consent to incorporation by reference in Registration Statements
Nos. 33-52031, 333-40993, 333-54456, 333-71321 and 333-78939 on Form S-8
of Norfolk Southern Corporation of our report dated January 23, 2001, relating to the consolidated balance sheets of Conrail Inc. and subsidiaries as of December 31, 2000 and 1999, and the related consolidated statements of income, stockholders' equity and cash flows, for each of the years in the two-year period ended December 31, 2000, which report appears in the December 31, 2000, Annual Report on Form 10-K of Norfolk Southern Corporation. The consolidated financial statements of Conrail Inc. and subsidiaries as of December 31, 1998, and the related consolidated statements of income, stockholders' equity and cash flows for the year then ended were audited by other auditors whose report thereon dated January 19, 1999, expressed an unqualified opinion on those statements.






/s/ KPMG LLP                       /s/ Ernst & Young LLP
KPMG LLP                           Ernst & Young LLP
Norfolk, Virginia                  Richmond, Virginia

March 2, 2001                      March 2, 2001

                                              EXHIBIT 23(c), Page 1 of 1


                 CONSENT OF PRICEWATERHOUSECOOPERS LLP,
                         INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-52031, 333-40993, 333-54456, 333-71321
and 333-78939) of Norfolk Southern Corporation of our report dated January 19, 1999, relating to the consolidated statements of income, of stockholders' equity and of cash flows of Conrail Inc. and subsidiaries for the year ended December 31, 1998, which appears in the Annual Report on Form 10-K of Norfolk Southern Corporation for the year ended
December 31, 2000.






/s/ PRICEWATERHOUSECOOPERS LLP
PRICEWATERHOUSECOOPERS LLP
Philadelphia, Pennsylvania

March 2, 2001